EXHIBIT 32.2
CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER
REQUIRED BY RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT OF 1934
AND 18 U.S.C SECTION 1350
     I, Fred M. Powell, Chief Financial Officer of Beijing Med-Pharm Corporation, a Delaware corporation (the “Company”), hereby certify that, based on my knowledge:
     (1) The Company’s quarterly report on Form 10-Q for the period ended September 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
* * *

FRED M. POWELL Fred M. Powell
Chief Financial Officer

Date: November 14, 2005